                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO.1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 27, 2001


                       TRINET CORPORATE REALTY TRUST, INC.
       (Exact Name of Registrant as Specified in its Declaration of Trust)


--------------------------------------------------------------------------------
          Maryland                      1-11918                  94-3175659
       (State or Other                (Commission              (IRS Employer
       Jurisdiction of                File Number)           Identification No.)
       Incorporation)
--------------------------------------------------------------------------------


                     1114 Avenue of the Americas, 27th Floor
                               New York, New York 10036
                  (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
                 Registrant's telephone number, including area code:
                                 (212) 930-9400
--------------------------------------------------------------------------------

      ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


                                                                                                                     PAGE

             Pro Forma Consolidated Balance Sheet as of June 30, 2001 (unaudited)..................................    3
             Pro Forma Consolidated Statement of Operations-For the six-month period ended June 30, 2001
                (unaudited)........................................................................................    4
             Pro Forma Consolidated Statement of Operations-For the year ended December 31, 2000
                (unaudited)........................................................................................    5
             Notes to Pro Forma Consolidated Financial Statements..................................................    6

                      TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2001
                                  (UNAUDITED)
                  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                                          ADJUSTMENTS
                                                                                   --------------------------
                                                               TRINET CORPORATE     DISPOSED       PRO FORMA
                                                               REALTY TRUST, INC.   ASSETS(A)      ADJUSTMENTS          PRO FORMA
                                                               ------------------  -------------   -----------        -----------

                                   ASSETS

Real estate subject to operating leases, net                       $ 1,453,264        (269,520)                       $ 1,183,744
Loans and other lending investments, net                                74,795              --                             74,795
Cash and cash equivalents                                               19,185              --                             19,185
Restricted cash                                                             63              --                                 63
Deferred operating lease income receivable                              15,220          (2,198)                            13,022
Deferred expenses and other assets                                      25,287          (1,583)                            23,704
                                                                   -----------     -----------     -----------        -----------
Total assets                                                       $ 1,587,814     $  (273,301)    $        --        $ 1,314,513
                                                                   ===========     ===========     ===========        ===========


                    LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
Accounts payable, accrued expenses and other liabilities           $    41,034     $      (509)                       $    40,525
Debt obligations                                                       645,008              --        (153,000)(B)        492,008
                                                                   -----------     -----------     -----------        -----------
Total liabilities                                                      686,042            (509)       (153,000)           532,533
                                                                   -----------     -----------     -----------        -----------

Minority interest in consolidated entities                               2,564             --                               2,564
Shareholder's equity:
Common stock, $0.01 par value, 100 shares authorized: 100
  shares issued and outstanding at June 30, 2001                            --              --                               --
Additional paid in capital                                             890,271        (220,784)        153,000 (C)        822,487
Retained earnings                                                       52,008         (52,008)                                --
Accumulated other comprehensive income (losses)                         (2,775)             --                             (2,775)
Common stock of iStar Financial held in treasury (at cost)             (40,296)             --                            (40,296)
                                                                   -----------     -----------     -----------        -----------
Total shareholder's equity                                             899,208        (272,792)        153,000            779,416
                                                                   -----------     -----------     -----------        -----------
Total liabilities and shareholder's equity                         $ 1,587,814     $  (273,301)    $        --        $ 1,314,513
                                                                   ===========     ===========     ===========        ===========



    The accompanying notes are an integral part of this statement.

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                          (UNAUDITED AND IN THOUSANDS)


                                                                                 ADJUSTMENTS
                                                                          --------------------------
                                                      TRINET CORPORATE     DISPOSED       PRO FORMA
                                                      REALTY TRUST, INC.   ASSETS(a)     ADJUSTMENTS    PRO FORMA
                                                      ------------------  -------------   -----------  -----------
   REVENUES:
         Operating lease income                             $ 91,231      $(15,512)                     $ 75,719
         Interest income                                       2,900            --                         2,900
         Other income                                            377            --                           377
                                                            --------      --------       --------       --------
              Total revenue                                   94,508       (15,512)            --         78,996
                                                            --------      --------       --------       --------

   COSTS AND EXPENSES:

         Interest expense                                     23,841            --         (4,273) (b)    19,568
         Operating costs-corporate tenant lease assets         6,510           (62)                        6,448
         Depreciation and amortization                        14,750        (2,864)                       11,886
         General and administrative                            4,020            --                         4,020
                                                            --------      --------       --------       --------
              Total costs and expenses                        49,121        (2,926)        (4,273)        41,922
                                                            --------      --------       --------       --------
   Net income before minority interest                      $ 45,387      $(12,586)      $  4,273       $ 37,074

   Minority interest in consolidated entities                    (82)           --                           (82)
                                                            --------      --------       --------       --------
   Net income from continuing operations                    $ 45,305      $(12,586)      $  4,273       $ 36,992
                                                            ========      ========       ========       ========





    The accompanying notes are an integral part of this statement.

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                          (UNAUDITED AND IN THOUSANDS)


                                                                                    ADJUSTMENTS
                                                                             --------------------------
                                                         TRINET CORPORATE     DISPOSED       PRO FORMA
                                                         REALTY TRUST, INC.   ASSETS(a)      ADJUSTMENTS      PRO FORMA
                                                         ------------------  -------------   -----------    -----------
      REVENUES:
            Operating lease income                             $ 171,024      $ (28,797)                      $ 142,227
            Interest income                                        8,303             --                           8,303
            Other income                                           5,097           (203)                          4,894
                                                               ---------      ---------       ---------       ---------
                 Total revenue                                   184,424        (29,000)             --         155,424
                                                               ---------      ---------       ---------       ---------

      COSTS AND EXPENSES:
            Interest expense                                      52,571             --         (10,710) (b)     41,861
            Operating costs-corporate tenant lease assets         12,809           (135)                         12,674
            Depreciation and amortization                         28,795         (5,867)                         22,928
            General and administrative                             9,198             --                           9,198
                                                               ---------      ---------       ---------       ---------
                 Total costs and expenses                        103,373         (6,002)        (10,710)         86,661
                                                               ---------      ---------       ---------       ---------
      Net income before minority interest                      $  81,051      $ (22,998)      $  10,710       $  68,763

      Minority interest in consolidated entities                    (164)            --                            (164)
                                                               ---------      ---------       ---------       ---------

      Net income from continuing operations                    $  80,887      $(22,998)      $   10,710       $  68,599
                                                               =========      =========       =========       =========





           The accompanying notes are an integral part of this statement.

              TRINET CORPORATE REALTY TRUST, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               (UNAUDITED)

1. BASIS OF PRESENTATION

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2001 and Pro Forma Consolidated Statements of Operations for the six-month period ended June 30, 2001 and the year ended December 31, 2000 have been prepared to reflect the disposition of corporate tenant lease assets and the repayment of debt obligations. The Pro Forma Consolidated Balance Sheet was prepared as if the transactions described above occurred as of June 30, 2001. The Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2001 and for the year ended December 31, 2000 were prepared as if the transactions described above had occurred on January 1, 2000.

The pro forma information contained herein is unaudited and not necessarily indicative of the consolidated operating results which would have occurred if the above transactions had occurred on January 1, 2000, nor does it purport to represent the future financial position or results of operations for future periods. This information should be read in conjunction with the unaudited consolidated financial statements contained in TriNet Corporate Realty Trust, Inc.'s (the "Company's") Report on Form 10-Q for the six months ended June 30, 2001 and the audited consolidated financial statements and other financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, including the notes thereto.

The accompanying historical Consolidated Balance Sheet and Consolidated Statements of Operations of the Company include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

2. PRO FORMA ADJUSTMENTS - BALANCE SHEET

   (A) These adjustments reflect the elimination of the respective carrying amounts of assets and liabilities relating to the 18 corporate tenant lease assets disposed of on July 27, 2001.

   (B) Adjustment to reflect the repayment in full of borrowings under one of the Company's credit facilities upon the termination of the facility.

   (C) Adjustment to reflect the capital contribution received from iStar Financial Inc.

3. PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

   (a) These adjustments reflect the elimination of the respective revenues and expenses attributable to the 18 corporate tenant lease assets disposed of on July 27, 2001.

   (b) Adjustment represents the elimination of interest expense relating to the repayment in full of borrowings under one of the Company's credit facilities upon the termination of the facility.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TRINET CORPORATE REALTY TRUST, INC.



Date: October 10, 2001              By: /s/ Spencer B. Haber
                                        --------------------
                                    Spencer B. Haber
                                    President and Chief Financial Officer